UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/28/2008

Brooke Capital Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  0-25679

KS	48-1187574
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

8500 College Boulevard
Overland Park, KS 66210
(Address of principal executive offices, including zip code)

913-266-4500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 28, 2008, Brooke Capital Corporation (Amex: BCP) issued a press release announcing changes in its executive management team. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K. In accordance with the changes announced, Dane S. Devlin, Executive Vice President, Chief Operating Officer and Director of the Company resigned from these positions effective September 2, 2008 and Chad S. Maxwell resigned his position as a Senior Vice President of the Company effective September 3, 2008. Kyle L. Garst, President Chief Executive Officer and a Director of the Company has tendered his resignation with an effective date of September 8, 2008.

Item 9.01.    Financial Statements and Exhibits

(a)        Exhibits
Exhibit 99.1. Press Release dated August 28, 2008 announcing executive team changes.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brooke Capital Corporation

Date: September 04, 2008	By:	/s/ Carl Baranowski
Carl Baranowski
Acting General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1